SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 14, 2011

SHAMIKA 2 GOLD, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-126748	98-0448154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1350 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

(514) 931-9990
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As of June 14, 2011, Shamika 2 Gold, Inc. (the “Registrant”) entered into an investment agreement (the “Investment Agreement”) with Centurion Private Equity, LLC (“Centurion”) to establish an equity facility pursuant to which the Registrant will issue registered, tradable shares of its common stock, par value $0.00001 per share (the “Common Stock”), for future financings of up to $10 million over a 36-month period. Pursuant to that certain Registration Rights Agreement (the “Registration Rights Agreement”), the Registrant agreed to register the shares involved in the equity facility in several tranches over the term.  Any use of this equity facility will be entirely in the Registrant’s discretion.

Subject to an effective registration statement, the Registrant may draw on the facility from time to time, as and when we determine appropriate in accordance with the terms and conditions of the Investment Agreement.  The maximum amount that the Registrant is entitled to put in any one notice is such number of shares of common stock as equals $500,000 provided that the number of shares sold in each put shall not exceed a share volume limitation equal to the lesser of: (i) a number of shares equal to the Company Designated Maximum Put Dollar Amount divided by the Company Designated Minimum Put Share Price, or (ii) 15% of the aggregate trading volume (the “Volume Limitation”) of the common stock traded on our primary exchange during any pricing period for such put excluding any days where the lowest intra-day trade price is less than the ”Trigger Price” (which is the greater of: (a) the floor price plus a fixed discount of $0.01, subject to adjustment in certain circumstances; or (b) the floor price if any set by us divided by 0.98.  The offering price of the securities to Centurion will equal the lesser of: (i) 98% of the average of the lowest three daily volume weighted average price, or “VWAPs,” of our common stock during the fifteen trading day period beginning on the trading day immediately following the date Centurion receives our put notice (the “Market Price”) or (ii) the Market Price minus $0.01. However, if, on any trading day during a pricing period, the lowest intra-day trading price of the common stock is lower than the Trigger Price, then that day’s trading volume is excluded from the calculation of the Volume Limitation on the number of shares that we are entitled to sell in that put.  There are put restrictions applied on days between the put notice date and the closing date with respect to that particular put.  During such time, we are not entitled to deliver another put notice.

The Investment Agreement provides that the Registrant must deliver an advance put notice to Centurion at least five business days but no more than ten business days prior to any intended put date.  The advance put notice must provide the number of shares included in the put and the put date.

Pursuant to the terms of, and in consideration for Centurion entering into, the Investment Agreement, the Registrant is issuing 1,133,787 shares of Common Stock to Centurion representing a 3% commitment fee in connection with the Investment Agreement (the “Commitment Shares”) and 129,032 shares of the Common Stock representing $20,000 in fees by Centurion in connection with the Investment Agreement (the “Fee Shares”), in each case based upon a deemed valuation per share equal to 100% of the volume-weighted average price of the Registrant’s Common Stock for the 5 trading days immediately preceding the date of the Investment Agreement.

The Registrant may terminate the facility at any time for any reason during an Extended Put Period (as defined in the Investment Agreement), provided that such termination shall have no effect on the parties’ other rights and obligations under the Investment Agreement and the Registration Rights Agreement.  The Investment Agreement contains customary representations and warranties of each of the Registrant and Centurion.

In addition, the Registrant executed a Registration Rights Agreement with Centurion whereby the Registrant agreed to register a number of shares of its Common Stock equal to the Commitment Shares, the Fee Shares, any shares of Common Stock to be issued in connection with a put and any shares resulting from a dividend, stock split, exchange, reclassification or similar distribution.  The Registration agreed to file a registration statement with the Securities and Exchange Statement to register such shares within 60 days and to have such registration be effective within 120-150 days and to keep such registration statement, or additional registration statements if necessary, remain effective until either all of the registered shares are sold or the shares may be sold in accordance with Rule 144 of the Securities Act of 1933, as amended.

This descriptions of the Investment Agreement and the Registration Rights Agreement with Centurion do not purport to be complete and are qualified in its entirety by reference to the Investment Agreement and the Registration Rights Agreement, which are attached as exhibits hereto and incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the investor had access to information concerning the Registrant’s operations and financial condition, the investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the investor was sophisticated within the meaning of Section 4(2) of the Securities Act and was an “accredited investor” (as defined by Rule 501 under the Securities Act).  In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the investor; the Registrant obtained representations from the investor regarding their investment intent, experience and sophistication; and the investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.  At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Investment Agreement

10.2	Form of Registration Rights Agreement

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SHAMIKA 2 GOLD, INC.

Date: June 20, 2011	By:	/s/ Robert Vivian
Name: Robert Vivian
Title: President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Form of Investment Agreement

10.2	Form of Registration Rights Agreement